Exhibit 10.1

By: Martine Rothblatt, CEO	By: Raymond Kurzweil
Printed:	Printed:
Date: 2007/05/21	Date: May 18, 2007
	EIN

9

AMENDMENT to TECHNICAL SERVICES AGREEMENT

This AMENDMENT to TECHNICAL SERVICES AGREEMENT (this “Amendment”), dated as of October 27, 2011, is between United Therapeutics Corporation, located at 1040 Spring St., Silver Spring, MD 20910, (“United Therapeutics”) and Kurzweil Technologies, Inc., (“KTI”).  Party shall mean United Therapeutics or KTI as the context dictates, and “Parties” shall mean United Therapeutics and KTI.

WHEREAS, United Therapeutics and KTI are parties to that certain Technical Services Agreement dated May 15, 2007 (the “TSA”);

WHEREAS, United Therapeutics and KTI wish to amend the TSA to align with changed circumstances.

NOW, THEREFORE, in consideration of the terms and conditions specified herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.               AMENDMENTS.  The TSA is hereby amended, with effect from January 1, 2012, as follows:

1.1.           In Section 2(a), each instance of the number “$12,000” is replaced with “$6,000.”

1.2.           In Section 2(a), the umber “$144,000” is replaced with “$72,000.”

2.               COUNTERPARTS. This Amendment may be executed in counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument. If this Amendment is executed in counterparts, no signatory hereto will be bound until both parties named below have duly executed a counterpart of this Amendment.

3.               EFFECT OF AMENDMENT.  Except as specifically amended hereby, all other terms and conditions of the TSA remain in effect. To the extent that any of the terms in the TSA are inconsistent with the terms of this Amendment, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the United Therapeutics and KTI, intending to be legally bound have executed this Amendment as of the date first set forth above by their respective duly authorized representatives.

Kurzweil Technologies Inc.	United Therapeutics Corporation

/s/ Raymond Kurzweil	/s/ Martine Rothblatt
Raymond Kurzweil, CEO	Martine Rothblatt, CEO